U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 20, 2011

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-4647578
                        (IRS Employer Identification No.)

                        254 S Ronald Reagan Blvd, Ste 134
                             Longwood, Florida 32750
                    (Address of principal executive offices)

                                  877-700-7369
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report,the terms "we", "us", "our", "our company" "Domark" refer to Domark International, Inc., a Nevada corporation.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS

On June 20, 2011, the Company engaged William Seery as Chief Financial Officer with an effective start date of September 1, 2011.

Mr. William Seery is an experienced financial executive, having spent over 25 years working in commercial banking, investment banking, as a Chief Financial Officer and as a consultant. He is a Managing Director at Grandwood Securities LLC in New York City, a boutique investment bank and was a Partner at Scura, Rise & Partners, a boutique investment bank in 2008 and 2009. Mr. Seery was the Chief Financial Officer of The Standard Group, a privately held family owned manufacturer of folding cartons from 2002 through 2007, and as CFO, was responsible for financial reporting, evaluating acquisitions, managing banking and leasing relationships, telecommunications, information technology and payroll and human resources. Major accomplishments included refinancing $23.5 million in bank debt with PNC Business Credit, the sale of the Company's warehouse facility for $11.5 million, the acquisition of selected assets of Universal Folding Box and the sale of the New York plant and headquarters for $23.0 million. Prior to that, Mr. Seery was a Managing Director at CIBC World Markets where he ran the Information Technology Services and Communications Groups. Mr. Seery has completed over 70 transactions totaling nearly $6.5 Billion in capital raises and financial advisory roles in his career. Mr. Seery has a BA degree in Economics from the University of Virginia and he received his MBA from the Darden School of Business at the University of Virginia.

Further information can be found in future filings of the Company with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DOMARK INTERNATIONAL, INC.


Date: June 23, 2011                    By: /s/ R. Thomas Kidd
                                           ----------------------------------
                                           R. Thomas Kidd
                                           Chief Executive Officer

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